UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2019, the Board of Directors of Blonder Tongue Laboratories, Inc. (the “Company”) appointed Edward R. “Ted” Grauch to the position of President of the Company, succeeding Robert J. Palle, who will continue to serve as the Company’s Chief Executive Officer and as a member of the Board of Directors. Mr. Grauch also will continue in his position as the Company’s Chief Operating Officer.

A copy of the press release announcing Mr. Grauch’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2019 Annual Meeting of Stockholders was held on May 30, 2019.  On April 15, 2019, the record date for the 2019 Annual Meeting, 9,542,643 shares of the Company’s common stock were outstanding and entitled to one vote per share upon all matters submitted at the 2019 Annual Meeting.   The matters voted on at the 2019 Annual Meeting and the voting results for each matter are set forth below.

(i) Election of Directors. The following nominees were elected to serve as Class III directors of the Company, each to hold office for a three-year term to expire at the Company’s annual meeting of stockholders in 2022.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES

Charles E. Dietz	6.091,864	740,963	2,205,672
James H. Williams	6,087,085	745,742	2,205,672
James F. Williams	6,089,154	743,673	2,205,672

(ii) Advisory vote on executive compensation. Stockholders passed an advisory resolution to approve the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

6,123,711	608,714	100,402	2,205,672

(iii) Advisory vote on frequency of future advisory votes on executive compensation. Stockholders voted, on an advisory basis, on the preferred frequency of holding future advisory votes on executive compensation.

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES

5,866,401	20,097	703,886	242,383	2,205,672

In accordance with the recommendation of the Board of Directors and based on the results of this advisory vote, the Company will hold an advisory vote on the compensation of the named executive officers listed in the proxy statement for the Company’s Annual Meeting every three years.

(iv) Ratification of Independent Registered Public Accounting Firm. Stockholders approved a proposal to ratify the appointment of Marcum LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN

8,614,878	355,479	68,142

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated June 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: June 4, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 4, 2019.

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